                                                                                                                        Exhibit 99.2

                                                             SWMX, INC.
                                                       PROFORMA BALANCE SHEET
                                                           March 31, 2006
                                                             (unaudited)
                                                                                                                         PROFOMA
                                                              SOFTWAVE           EDGEMONT                                    SWMX
                                                           March 31, 2006     April 30, 2006        Adjustments (1)     March 31, 2006
                                                         -----------------------------------------------------------------------------
ASSETS

CURRENT ASSETS
     Cash                                                  $      776,925       $     40,682          $   7,300,000     $    8,117,607
     Accounts receivable, net                                     918,953                                                      918,953
     Other                                                                             2,693                                     2,693
                                                         -----------------------------------------------------------------------------

     TOTAL CURRENT ASSETS                                       1,695,878             43,375              7,300,000          9,039,253

Property and equipment, net of accumulated
     depreciation and amortization                              1,101,562                                                    1,101,562

                                                         -----------------------------------------------------------------------------

     TOTAL ASSETS                                          $    2,797,440      $      43,375         $    7,300,000     $   10,140,815
                                                         =============================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES
     Accounts payable                                      $      671,745      $       5,149         $            -     $      676,894
     Accrued expenses                                             297,497                                                      297,497
     Note payable to related parties, net of discount           1,400,000                                (1,400,000)                 -
     Due to related parties                                     2,600,000                                (2,600,000)                 -

     TOTAL CURRENT LIABILITIES                                  4,969,242              5,149             (4,000,000)           974,391
                                                         -----------------------------------------------------------------------------

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY (DEFICIT)

     Common Stock                                                 400,000              7,107              1,652,143          2,059,250
     Paid in capital                                            1,582,000            100,668              9,978,308         11,660,976
     Accumulated Deficit                                       (4,153,802)           (69,549)              (330,451)        (4,553,802)
                                                         -----------------------------------------------------------------------------

     TOTAL STOCKHOLDERS' EQUITY (DEFICIT)                  $   (2,171,802)            38,226             11,300,000     $    9,166,424
                                                         -----------------------------------------------------------------------------

     TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)  $    2,797,440      $      43,375         $    7,300,000     $   10,140,815
                                                         =============================================================================

(1) The proforma adjustments reflect the following transactions as if they occurred at the inception of SoftWave, August 23, 2005:
                                                                                               SHARES              CASH
    (a)Common stock issued for cash  ($9,400,000) in the private  placement,  net of          3,133,333          8,700,000
    transaction costs of $700,000 Of the $700,000 of transaction costs, $300,000 was charged to paid in capital,  as part of the private placement,  and $400,000 was expensed as part of the Merger.
    (b)Common stock issued in satisfaction of amounts owed to Alowex LLC and Remnant            866,667
    Media, LLC, $2.6 million
    (c)Payoff of loan due to Alowex                                                                  -          (1,400,000)
                                                                                              ------------------------------
    (d)Giving  effect to the Merger,  the  accumulated  deficit of Edgemont has been          4,000,000          7,300,000
    transferred to paid in capital.
    (e) Common stock outstanding after the transactions,  at a par value of $.01 per        205,925,000
    share.

ADJUSTMENTS TO BALANCE SHEET ACCOUNTS:

       CASH                                                                           SHARES OF COMMON STOCK
       Gross proceeds from private placement      $      9,400,000                    Softwave shares o/s              200,025,000
       Cash paid to Edgemont shareholders                 (400,000)                   Offering                           3,133,333
       Attorneys and accountants fees                     (300,000)                   Edgemont shares post Merger        1,900,000
                                                  -----------------                   Conversion of $2.6 million           866,667
       Net proceeds from private placement               8,700,000                                                   --------------
                                                                                         SHARES O/S                    205,925,000
       Repayment of Alowex                              (1,400,000)
                                                  -----------------
          CASH ADJUSTMENT                                7,300,000                    PAID IN CAPITAL
                                                                                      Gross proceeds                     9,400,000
       COMMON STOCK                                                                   Conversion of $2.6 million         2,600,000
       ------------                                                                   Attorneys and accountants           (300,000)
       Number of shares issued post transactions       205,925,000                    Par value adjustment              (1,652,143)
       Par value per share                                  $ 0.01                    Edgemont Accumulated deficit         (69,549)
                                                  -----------------                                                  --------------
       Common stock                               $      2,059,250                       PAID IN CAPITAL ADJUSTMENT      9,978,308
       Common stock prior to transaction                   407,107
                                                  -----------------                   RETAINED EARNINGS
          COMMON STOCK ADJUSTMENT                 $      1,652,143                    Cash to Edgemont shareholders       (400,000)
                                                                                      Edgemont Accumulated deficit          69,549
                                                                                                                     --------------
                                                                                         RETAINED EARNINGS ADJUSTMENT     (330,451)

                                                             SWMX, INC.
                                                  PROFORMA STATEMENT OF OPERATIONS
                                                             (unaudited)

                                                        SOFTWAVE                EDGEMONT
                                                    FOR THE PERIOD FROM    FOR THE PERIOD FROM                        PROFORMA
                                                   INCEPTION (1) THROUGH  INCEPTION (1) THROUGH                         SWMX
                                                      DECEMBER 31, 2005      OCTOBER 31, 2005    ADJUSTMENTS (3,4) DECEMBER 31, 2005
                                                   -----------------------------------------------------------------------------

Net Revenues                                                 $190,453               $ -                   $ -          $190,453

Costs and expenses:

 Cost of revenues                                             214,184                                                   214,184
 Selling, general and administrative expenses               3,167,283            15,847                400,000        3,583,130
                                                   -----------------------------------------------------------------------------

Total Cost and expenses                                     3,381,467            15,847                400,000        3,797,314
                                                   -----------------------------------------------------------------------------

Operating loss                                             (3,191,014)          (15,847)              (400,000)     ($3,606,861)

Interest expense, net                                          18,572                 -                (18,572)               -
                                                   -----------------------------------------------------------------------------

Net loss                                                  ($3,209,586)         ($15,847)             ($381,428)     ($3,606,861)
                                                   =============================================================================
Weighted average number of shares outstanding (2)                                                                   205,925,000
                                                                                                               -----------------
Basic and diluted loss per share                                                                                       $  (0.02)
                                                                                                               =================

(1)  Inception of Soft Wave Media, LLC was on August 23, 2005. Inception of Edgemont Resources Corp. was April 13, 2005.
(2)  Represents the number of shares  outstanding  after giving effect to the private  placement of 4,000,000 shares of common stock and the Merger, and assuming all shares were outstanding at the beginning of the period.
(3)  Assuming  the  transactions  occurred on August 23,  2005,  no interest  expense  would have been  incurred in the period ended
     December 31, 2005.
(4)  Selling, general and administrative expenses include $400,000 of transaction costs incurred as part of the Merger.

                                                             SWMX, INC.
                                                  PROFORMA STATEMENT OF OPERATIONS

                                                        SOFTWAVE           EDGEMONT
                                                      FOR THE THREE      FOR THE THREE                                  PROFOMA
                                                      MONTHS ENDED       MONTHS ENDED                                     SWMX
                                                     MARCH 31, 2006     APRIL 30, 2006        ADJUSTMENTS (2)        MARCH 31, 2006
                                                   ---------------------------------------------------------------------------------

Net Revenues                                                 $208,755       $         -            $         -         $208,755

Costs and expenses:

     Cost of revenues                                         162,363                 -                                 162,363
     Selling, general and administrative expenses             784,816            35,923                                 820,739
                                                   ---------------------------------------------------------------------------------

Total Cost and expenses                                       947,179            35,923                      -          983,102
                                                   ---------------------------------------------------------------------------------

Operating loss                                               (738,424)          (35,923)                     -        ($774,347)

Interest expense, net                                         205,792                 -               (205,792)               -
                                                   ---------------------------------------------------------------------------------

Net loss                                                    ($944,216)         ($35,923)              $205,792        ($774,347)
                                                   =================================================================================

Weighted average number of shares outstanding (1)                                                                   205,925,000
                                                                                                                    ----------------

Basic and diluted loss per share                                                                                    $     (0.00)
                                                                                                                    ================

(1)  Represents the number of shares  outstanding  after giving effect to the private  placement of 4,000,000 shares of common stock and the Merger, and assuming all shares were outstanding at the beginning of the period.
(2)  Assuming the  transactions  occurred on August 23, 2005, no interest expense would have been incurred in the period ended March
     31, 2006.